COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

21.  COMMITMENTS AND CONTINGENCIES

Operating lease commitments

The Company has entered into leasing arrangements relating to office premises that are classified as operating leases for the periods from 2016 to 2020. Future minimum lease payments for non-cancelable operating leases are as follows:

Office Premises
RMB
2016	320,906,423
2017	129,078,478
2018	38,246,573
2019	15,841,910
2020	1,967,110
Thereafter	1,226,669

507,267,163

Rental expense amounted to RMB118 million, RMB144 million and RMB134 million for the years ended December 31, 2013, 2014 and 2015, respectively. Rental expense is charged to the statements of income and comprehensive income when incurred.

Capital commitments

As of December 31, 2015,  the Company had outstanding capital commitments totaling RMB17 million, which consisted of capital expenditures of property, equipment and software.

Guarantee

In connection with our air ticketing business, the Group is required by the Civil Aviation Administration of China, International Air Transport Association, and local airline companies to pay deposits in order to or to provide other guarantees obtain blank air tickets. As of December 31, 2015, the amount under these guarantee arrangements was approximately RMB892 million.

Based on historical experience and information currently available, we do not believe that it is probable that we will be required to pay any amount under these guarantee arrangements. Therefore, we have not recorded any liability beyond what is required in connection with these guarantee arrangements.

Contingencies

The Company is not currently a party to any pending material litigation or other legal proceeding or claims.

The Company is incorporated in Cayman Islands and is considered as a foreign entity under PRC laws. Due to the restrictions on foreign ownership of the air-ticketing, travel agency, advertising and internet content provision businesses, the Company conducts these businesses partly through various VIEs. These VIEs hold the licenses and approvals that are essential for the Company’s business operations. In the opinion of the Company’s PRC legal counsel, the current ownership structures and the contractual arrangements with these VIEs and their shareholders as well as the operations of these VIEs are in compliance with all existing PRC laws, rules and regulations. However, there may be changes and other developments in PRC laws and regulations. Accordingly, the Company cannot be assured that PRC government authorities will not take a view in the future contrary to the opinion of the Company’s PRC legal counsel. If the current ownership structures of the Company and its contractual arrangements with VIEs were found to be in violation of any existing or future PRC laws or regulations, the Company may be required to restructure its ownership structure and operations in China to comply with changing and new Chinese laws and regulations.